Exhibit 99.1

SUBJECT TO REVISION
COMPUTATIONAL MATERIALS DATED AUGUST 20, 2003

------------------------------------------------------------------------------





                         $[659,794,000] (Approximate)

                           HOUSEHOLD [LOGO OMITTED]
                    HOUSEHOLD HOME EQUITY LOAN TRUST 2003-1

         Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-1


                                AUGUST 20, 2003


                               CO-LEAD MANAGERS
      Credit Suisse First Boston Banc               One Capital Markets, Inc.

                                  CO-MANAGERS

Banc of America Securities LLC
                                   Citigroup
                                                                   HSBC



------------------------------------------------------------------------------

HOUSEHOLD HOME EQUITY LOAN TRUST
Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-1
==============================================================================


Disclaimer

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only.

These Computational Materials are furnished to you solely by the Underwriters and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither the Underwriters, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. These Computational Materials may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is probable that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and structure of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitations or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. The information contained in these Computational Materials will be superseded by the description of the home equity loans and the other information contained in the final prospectus supplement and prospectus relating to the securities discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting any of the Underwriter's Trading Desks.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


Forward-Looking Statements

Some of the statements contained herein consist of forward-looking statements, within the meaning of Section 27A of the Securities Act, relating to future economic performance or projections and other financial items. These statements can be identified by the use of forward-looking words such as "may," "will," "should," "expects," "believes," "anticipates," "estimates," or other comparable words. Forward-looking statements are subject to a variety of risks and uncertainties that could cause actual results to differ from the projected results. Those risks and uncertainties include, among others, general economic and business conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond our control. Because we cannot predict the future, what actually happens may be very different from what we predict in our forward-looking statements.





------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by the Underwriters. All information described above is preliminary, limited in nature and subject to completion or amendment. The Underwriters make no representations that the above referenced security will actually perform as described in any scenario presented. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy. Notwithstanding anything to the contrary contained in the Prospectus or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

HOUSEHOLD HOME EQUITY LOAN TRUST
Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-1
====================================================================================================================================


Structural Summary

====================================================================================================================================
                                                                    Modifed
                   Expected Ratings    Principal   Avg Life to    Duration to     Payment Window to           Interest
Class Description (Moody's/S&P/Fitch)   Amount    Call/Mty(1)(2) Call/Mty(1)(2)     Call/Mty(1)(2)            Day Count   Coupon(3)
------------------------------------------------------------------------------------------------------------------------------------
  A     PT-FLT       Aaa/AAA/AAA     $552,900,000   2.17 / 2.34   2.09 / 2.25   10/03 - 12/08 / 10/03 - 6/11  Actual/360  LIBOR +[ ]
  M     PT-FLT        Aa2/AA/AA      $106,894,000   2.17 / 2.34   2.07 / 2.23   10/03 - 12/08 / 10/03 - 6/11  Actual/360  LIBOR +[ ]
====================================================================================================================================

(1) Notes are priced to a 15% optional clean-up call. If the Optional Termination is not exercised, an auction process will begin three months later. As long as the auction process continues, all payments that would normally go to the Equity Certificate will be used to pay down the Offered Notes.
(2)  Based on the pricing prepayment speed. See details below.
(3)  Subject to the available funds cap.

Summary of Terms

Issuer:                                Household Home Equity Loan Trust 2003-1 (the "Trust")

Transaction:                           Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-1 (the "Notes")

Notes:                                 $552,900,000Class A Floating Rate Notes (subject to a variance of +/-5%)

                                       $106,894,000 Class M Floating Rate Notes (subject to a variance of +/-5%)

Depositor:                             HFC Revolving Corporation

Sellers:                               Wholly owned subsidiaries of Household Finance Corporation, including subsidiaries of Beneficial Corporation

Master Servicer:                       Household Finance Corporation


Co-Lead Managers:                      Credit Suisse First Boston LLC
                                       Banc One Capital Markets, Inc.

Co-Managers:                           Banc of America Securities LLC
                                       Citigroup Global Markets, Inc.
                                       HSBC Securities (USA) Inc.
                                       HSBC Securities (USA) Inc. is an affiliate of the issuer and HFC Revolving Corporation.

Indenture Trustee:                     Bank One, National Association

Owner Trustee:                         The Bank of New York

Rating Agencies:                       Moody's Investors Service, Inc., Standard & Poor's Rating Services, and Fitch, Inc.

Note Ratings:                          It is anticipated that the following Notes will be rated:



                                       ==============================================================
                                            Class          Moody's          S&P           Fitch
                                       --------------------------------------------------------------
                                              A              Aaa            AAA            AAA
                                              M              Aa2             AA             AA
                                       ==============================================================

Expected Pricing Date:                 Week of August 18, 2003

------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by the Underwriters. All information described above is preliminary, limited in nature and subject to completion or amendment. The Underwriters make no representations that the above referenced security will actually perform as described in any scenario presented. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy. Notwithstanding anything to the contrary contained in the Prospectus or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

HOUSEHOLD HOME EQUITY LOAN TRUST
Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-1
====================================================================================================================================


Expected Closing Date:                 On or about August 28, 2003

Cut-Off Date:                          Close of business on August 20, 2003

Statistical Cut-Off Date:              Close of business on August 20, 2003

Payment Date:                          20th of each month, or if such day is not a business day the next succeeding business day.
                                       (First Payment Date: October 20, 2003)

Delay Days:                            0 days

Day Count:                             Actual/360

Accrued Interest:                      The price to be paid by investors for the Notes will not include accrued interest (settling flat).

Accrual Period:                        Interest accrues from the last Payment Date (or, in the case of the first Payment Date, the closing date) through the day preceding the current Payment Date.

Collection Period:                     The calendar month preceding the month in which such Payment Date occurs (or, in the case of the first Collection Period, the period from the Cut-Off Date to September 30, 2003).

Clearing:                              DTC, Clearstream and Euroclear

ERISA Eligibility:                     The Notes are expected to be ERISA eligible.

SMMEA Eligibility:                     The Notes are not expected to constitute "mortgage related securities" for purposes of SMMEA.

Tax Status:                            Subject to the considerations in the Prospectus, the Notes will be debt for federal income tax purposes.

Pricing Prepayment Speed:              0% CPR in the first month, increasing by approximately 1.3158% each month to 25% CPR in month
                                       20 , and remaining at 25% CPR thereafter on a seasoning adjusted basis.

Home Equity Loans:                     There will be 8,051 closed-end, fixed or declining rate, fully amortizing home equity loans with an aggregate principal balance of approximately $762,277,407 as of the Statistical
                                       Cut-Off Date. The home equity loans are secured by first or second liens on one-to-four family residential properties. All of the home equity loans are simple interest home equity loans, which require that each monthly payment consist of an installment of interest which is calculated according to the simple interest method on the basis of the outstanding principal balance of that home equity loan multiplied by the applicable monthly interest rate for the number of days in the period elapsed since the preceding payment of interest was made.
                                       Previously, payments were applied first to late charges, then to all current and past due interest accrued on the loan and then in succession to the extent of funds available, to fees and expenses, insurance premiums and reduction of the principal balance. As a result of the
                                       Settlement Agreement (as described under the section entitled "Settlement with States"), beginning in the third quarter of 2003, in the event interest accrued in a prior collection period remains unpaid, payments will be applied to such unpaid interest only after funds are applied to pay all current accrued interest and outstanding principal.


------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by the Underwriters. All information described above is preliminary, limited in nature and subject to completion or amendment. The Underwriters make no representations that the above referenced security will actually perform as described in any scenario presented. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy. Notwithstanding anything to the contrary contained in the Prospectus or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

HOUSEHOLD HOME EQUITY LOAN TRUST
Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-1
==============================================================================


     For collateral statistics please see the "Collateral Summary" herein.



















------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by the Underwriters. All information described above is preliminary, limited in nature and subject to completion or amendment. The Underwriters make no representations that the above referenced security will actually perform as described in any scenario presented. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy. Notwithstanding anything to the contrary contained in the Prospectus or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

HOUSEHOLD HOME EQUITY LOAN TRUST
Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-1
====================================================================================================================================


Optional                               On the three Payment Dates immediately following the Payment Date on which the aggregate
Termination/Maturity:                  principal balance of the Notes is less than 15% of the aggregate principal balance of the
                                       Notes on the Closing Date, the Master Servicer will have the option to purchase the remaining home equity loans from the trust. To the extent that the Master Servicer does not exercise its optional termination right within the period described above, on the following Payment
                                       Date the Indenture Trustee will begin an auction process to sell the remaining home equity loans in the trust. In addition, if the principal and interest due on the Notes is not paid in full by the Payment Date in September 2013, the Indenture Trustee immediately will begin an auction process for the sale of the remaining home equity loans. On each Payment Date subsequent to the earlier of (i) the date on which the first auction conducted in connection with the 15% optional termination outlined above is not successful and (ii) the September
                                       2013 Payment Date, all payments that would normally be distributed to the ownership interest in the trust will be used to pay down the Notes. Generally, at the time the home equity loans are sold the outstanding principal balance of the Class A and Class M Notes will be paid in full with accrued interest and any Class A and Class M Supplemental Interest Amount. However,
                                       in certain limited circumstances (with consent of 66 2/3% of the outstanding principal balance of all of the Notes in the aggregate), the home equity loans remaining in the trust after the Payment Date in September 2013 may be sold for less than the full outstanding principal balance of, and accrued interest and any Supplemental Interest Amount on, the Class
                                       A and Class M Notes.

Substitution Ability:                  The Master Servicer will have the right to substitute up to 30% of the outstanding principal balance of the home equity loans as of the Cut-Off Date, subject to meeting required eligibility criteria.

Servicing Fee:                         50 basis points per annum (0.50%) on the outstanding principal balance of each home equity loan as of the first day of any Collection Period.

Monthly Master Servicer                The Master Servicer will not make advances relating to delinquent payments of principal and
Advances:                              interest with respect to any home equity loan included in the home equity pool.

Prospectus:                            The Notes are being offered pursuant to a prospectus supplemented by a prospectus supplement
                                       (together, the "Prospectus"). Complete information with respect to the Notes and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Notes may not be consummated unless the purchaser has received the
                                       Prospectus.

                                       PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE
                                       CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE NOTES.


------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by the Underwriters. All information described above is preliminary, limited in nature and subject to completion or amendment. The Underwriters make no representations that the above referenced security will actually perform as described in any scenario presented. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy. Notwithstanding anything to the contrary contained in the Prospectus or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

HOUSEHOLD HOME EQUITY LOAN TRUST
Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-1
====================================================================================================================================


Credit Enhancement

Credit Enhancement:                    o  Excess Interest: Because more interest is expected to be paid by the borrowers than is necessary to pay the related servicing fee and interest on the Notes each month, there is expected to be excess interest which may be used to make additional payments of principal on the Notes.

                                       o  Overcollateralization: The excess of the principal balance of the home equity loans over the outstanding principal balance of the Class A and Class M Notes represents overcollateralization which will be applied to absorb some losses on the home equity loans to the extent not covered by excess interest. The overcollateralization will be represented by the Equity Certificate of the trust, which will initially be held by the
                                          Depositor. The excess interest described above will be distributed to the Class A and
                                          Class M Notes as principal if the Targeted Overcollateralization Amount is not at the
                                          required level. This will reduce the principal balance of the Class A and Class M Notes faster than the principal balance of the home equity loans until the Targeted
                                          Overcollateralization Amount is reached.

                                       o  Subordination: If the funds available to pay scheduled interest on the Notes are insufficient to fully pay all interest then due, payments of interest on the Class A Notes will be paid before payments of interest on the Class M Notes. Similarly, if the funds available to pay scheduled payments of principal on the Notes are insufficient to fully pay all principal then due, payments of principal on the Class A Notes will be paid before payments of principal on the Class M Notes.

Overcollateralization Amount:          The "Overcollateralization Amount" is equal to the excess of the aggregate principal balance of the home equity loans over the aggregate principal balance of the Notes. On the Closing
                                       Date, the Overcollateralization Amount will be equal to approximately 10.50% of the aggregate principal balance of home equity loans as of the Cut-Off Date. If on any Payment Date, the
                                       Interim Overcollateralization Amount is less than the Targeted Overcollateralization Amount,
                                       Monthly Excess Cashflow will be used to accelerate the payment of the Notes to build overcollateralization until the Targeted Overcollateralization Amount is reached.

Targeted                               Prior to the Stepdown Date, an amount equal to 16.75% of the principal balance of home
Overcollateralization                  equity loans as of the Cut-Off Date.
Amount:

                                       On or after the Stepdown Date, an amount equal to 33.50% of the principal balance of home equity loans as of the last day of the related Collection Period, subject to a floor equal to
                                       1.00% of the principal balance of the home equity loans as of the Cut-Off Date.


                                       Provided, however, that if a Trigger Event is in effect on and after the Stepdown Date, the
                                       Targeted Overcollateralization Amount will not be reduced from the Targeted
                                       Overcollateralization Amount in effect as of the preceding Payment Date.

Trigger Event:                         Will be in effect on any payment date on which either (a) the three month rolling average of the two payment plus delinquency percentage equals or exceeds [TBD]% of the aggregate principal balances of all home equity loans as of the end of the related Collection Period, or (b) with respect to any payment date on or after the Stepdown Date, the cumulative loss percentage for the related Collection Period exceeds the levels specified in the Sale and
                                       Servicing Agreement.


------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by the Underwriters. All information described above is preliminary, limited in nature and subject to completion or amendment. The Underwriters make no representations that the above referenced security will actually perform as described in any scenario presented. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy. Notwithstanding anything to the contrary contained in the Prospectus or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

HOUSEHOLD HOME EQUITY LOAN TRUST
Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-1
====================================================================================================================================


Interim                                As to any Payment Date, the excess, if any, of the aggregate principal balance of the home
Overcollateralization                  equity loans as of the last day of the related Collection Period over (i) the aggregate
Amount:                                principal balance of the Notes on such Payment Date (before taking into account any payments of principal on that Payment Date) less (ii) the sum of (a) the principal collections received during such Collection Period (b) the Additional Principal Reduction Amount for such
                                       Payment Date and (c) the Principal Carryforward Amount for each class of Notes for such
                                       Payment Date.

Interim                                As to any Payment Date, the excess, if any, of (x) the Targeted Overcollateralization Amount
Overcollateralization                  over (y) the Interim Overcollateralization Amount.
Deficiency:

Overcollateralization                  As to any Payment Date, the amount (but not in excess of principal collections for such
Release                                Payment Date) equal to the excess, if any, of (a) the Interim Overcollateralization Amount
Amount:                                over (b) the Targeted Overcollateralization Amount.

Stepdown Date:                         The later to occur of: (i) the Payment Date occurring in October 2006 and (ii) the first
                                       Payment Date on which the pool balance has been reduced to 50% of the Cut-Off Date pool balance.



------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by the Underwriters. All information described above is preliminary, limited in nature and subject to completion or amendment. The Underwriters make no representations that the above referenced security will actually perform as described in any scenario presented. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy. Notwithstanding anything to the contrary contained in the Prospectus or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

HOUSEHOLD HOME EQUITY LOAN TRUST
Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-1
====================================================================================================================================


Pass-Through Rates

Note Rate:                             The Note Rate on each class of Notes is equal to the lesser of (i) the related Formula Rate and (ii) the Available Funds Cap.

Formula Rate:                          With respect to the Class A Notes, a per annum rate equal to one-month LIBOR + [___]%.
                                       With respect to the Class M Notes, a per annum rate equal to one-month LIBOR + [___]%.

Available Funds Cap:                   With respect to any Payment Date, a per annum rate equal to the product of (x) the weighted average of the net loan rates of each home equity loan, in each case outstanding as of the first day of the related Collection Period, (y) a fraction, the numerator of which is 30 and the denominator of which is the number of days in the related Accrual Period.

Current Interest:                      As to any Payment Date and for any class of Notes, the interest accrued during the related
                                       Accrual Period at the applicable Note Rate.

Interest Carry Forward                 As to each class of Notes and any Payment Date, the sum of (x) the amount, if any, by which
Amount:                                (i) the sum of the Current Interest and the Interest Carry Forward Amount for such class of
                                       Notes as of the immediately preceding Payment Date exceeded (ii) the amount of the actual payments in respect of such amounts made to such class of Notes on such preceding Payment
                                       Date plus (y) interest on such amount calculated for the related Accrual Period at the related Note Rate.

Supplemental Interest                  As of any Payment Date, with respect to each class of Notes, the sum of (i) the excess, if
Amount:                                any, of interest accrued on such class during the related Accrual Period at the applicable
                                       Formula Rate over interest due on such Notes at the applicable Note Rate, (ii) any
                                       Supplemental Interest Amount remaining unpaid from prior Payment Dates and (iii) interest on the amount in clause (ii) at the applicable Formula Rate.

Additional Definitions

Available Payment                      For any Payment Date, an amount equal to the sum of (a) principal and interest collections
Amount:                                (less the servicing fee) received on the home equity loans during the related Collection
                                       Period only, (b) insurance proceeds not considered part of principal collections and (c) any amounts required to be paid in connection with the termination of the trust.

Principal Payment                      As to any Payment Date, (i) principal collections received on the home equity loans during
Amount:                                the related Collection Period minus (ii) for Payment Dates occurring on and after the
                                       Stepdown Date and for which a Trigger Event is not in effect, the Overcollateralization
                                       Release Amount, if any.

Principal Carry Forward                As to each class of Notes and any Payment Date, the amount, if any, by which (i) the
Amount:                                Principal Carry Forward Amount and Additional Principal Reduction Amount payable to such class of Notes, as of the preceding Payment Date, exceeded (ii) the amount of principal actually paid to the holders of such class in respect of such amounts on such prior Payment
                                       Date.


Additional Principal                   As to any Payment Date, the aggregate outstanding principal balance of the home equity loans
Reduction Amount:                      as of the first day of the related Collection Period less the sum of (x) the aggregate outstanding principal balance of the home equity loans as of the last day of the related
                                       Collection Period and (y) the principal collections received on the home equity loans during the related Collection Period.



------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by the Underwriters. All information described above is preliminary, limited in nature and subject to completion or amendment. The Underwriters make no representations that the above referenced security will actually perform as described in any scenario presented. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy. Notwithstanding anything to the contrary contained in the Prospectus or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

HOUSEHOLD HOME EQUITY LOAN TRUST
Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-1
====================================================================================================================================


Extra Principal Payment                The lesser of (i) the Monthly Excess Cashflow and (ii) the Interim Overcollateralization
Amount:                                Deficiency.

Monthly Excess Cashflow:               As to any Payment Date, the excess, if any, of (i) interest collections (net of servicing fees) received during the related Collection Period over (ii) the sum of (x) the Current
                                       Interest plus the Interest Carry Forward Amount for each class of Notes for such Payment
                                       Date, (y) the Additional Principal Reduction Amount for such Payment Date and (z) the
                                       Principal Carry Forward Amount for each class of Notes for such Payment Date, if any.



------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by the Underwriters. All information described above is preliminary, limited in nature and subject to completion or amendment. The Underwriters make no representations that the above referenced security will actually perform as described in any scenario presented. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy. Notwithstanding anything to the contrary contained in the Prospectus or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

HOUSEHOLD HOME EQUITY LOAN TRUST
Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-1
==============================================================================


Principal and Interest Distributions

On each Payment Date, the Available Payment Amount will be distributed in the following order of priority, in each case, to the extent of funds remaining:

(i) To the Class A Notes, the Current Interest plus the Interest Carry Forward Amount with respect to the Class A Notes for such Payment Date;

(ii) To the Class M Notes, the Current Interest plus the Interest Carry Forward Amount with respect to the Class M Notes for such Payment Date;

(iii) To the Class A Notes until the principal balance of such Class A Notes has been reduced to zero, approximately [83.80]% of the Principal Payment Amount for such Payment Date;

(iv) To the Class A Notes, the Principal Carry Forward Amount with respect to the Class A Notes for such Payment Date;

(v) To the Class A Notes until the principal balance of such Class A Notes has been reduced to zero, approximately [83.80]% of the Additional Principal Reduction Amount for such Payment Date;

(vi) To the Class M Notes until the principal balance of such Class M Notes has been reduced to zero, approximately [16.20]% of the Principal Payment Amount for such Payment Date;

(vii) To the Class M Notes, the Principal Carry Forward Amount with respect to the Class M Notes for such Payment Date;

(viii) To the Class M Notes until the principal balance of such Class M Notes has been reduced to zero, approximately [16.20]% of the Additional Principal Reduction Amount for such Payment Date;

(ix) Concurrently, to each class of the Notes until the principal balance of each such class of Notes has been reduced to zero, approximately [83.80]% of the Extra Principal Payment Amount for such Payment Date to the Class A Notes and approximately [16.20]% of the Extra Principal Payment Amount for such Payment Date to the Class M Notes;

(x) To each class of Notes, pro rata based on unpaid Supplemental Interest Amounts, the outstanding Class A Supplemental Interest Amount and Class M Supplemental Interest Amount for such Payment Date;

(xi) To the Owner Trustee on behalf of the trust, an amount sufficient to pay any judgment or settlement affecting the trust; and

(xii) To the ownership interest in the trust, any remaining Available Payment Amount, subject to certain limitations.





------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by the Underwriters. All information described above is preliminary, limited in nature and subject to completion or amendment. The Underwriters make no representations that the above referenced security will actually perform as described in any scenario presented. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy. Notwithstanding anything to the contrary contained in the Prospectus or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

HOUSEHOLD HOME EQUITY LOAN TRUST
Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-1
====================================================================================================================================


Bond Sensitivity Tables

To Call

Class A
-------
Prepay Speed          0% PPC            50% PPC           75% PPC           100% PPC
-------------------------------------------------------------------------------------------
WAL                   10.29              4.25               2.93              2.17
Mod Durn               9.30              4.00               2.80              2.09
Principal          Oct03 - Aug18     Oct03 - Oct13      Oct03 - Sep10   Oct03 - Dec08
Window
-------------------------------------------------------------------------------------------

[TABLE CONTINUED]

Class A
-------
Prepay Speed         125% PPC          150% PPC           200% PPC
-----------------------------------------------------------------------
WAL                    1.48              1.21               0.85
Mod Durn               1.45              1.18               0.84
Principal          Oct03 - Oct06     Oct03 - Mar06      Oct03 - Jun05
Window
-----------------------------------------------------------------------



Class M
-------
Prepay Speed          0% PPC            50% PPC           75% PPC           100% PPC
-------------------------------------------------------------------------------------------
WAL                   10.29              4.25               2.93              2.17
Mod Durn               9.07              3.94               2.77              2.07
Principal          Oct03 - Aug18     Oct03 - Oct13      Oct03 - Sep10     Oct03 - Dec08
Window
-------------------------------------------------------------------------------------------

[TABLE CONTINUED]

Class M
-------
Prepay Speed         125% PPC          150% PPC           200% PPC
-----------------------------------------------------------------------
WAL                    1.48              1.21               0.85
Mod Durn               1.44              1.18               0.84
Principal          Oct03 - Oct06     Oct03 - Mar06      Oct03 - Jun05
Window
-----------------------------------------------------------------------

(1)   Calculated using the earlier of the 15% option clean-up call.



To Maturity



Class A
-------
Prepay Speed          0% PPC            50% PPC           75% PPC           100% PPC
-------------------------------------------------------------------------------------------
WAL                   10.39              4.46               3.13              2.34
Mod Durn               9.38              4.17               2.98              2.25
Principal          Oct03 - Jan20     Oct03 - Nov16      Oct03 - Aug13     Oct03 - Jun11
Window
-------------------------------------------------------------------------------------------

[TABLE CONTINUED]

Class A
-------
Prepay Speed         125% PPC          150% PPC           200% PPC
-----------------------------------------------------------------------
WAL                    1.61              1.27               0.89
Mod Durn               1.57              1.24               0.88
Principal          Oct03 - May08     Oct03 - Feb07      Oct03 - Feb06
Window
-----------------------------------------------------------------------





Class M
-------
Prepay Speed          0% PPC            50% PPC           75% PPC           100% PPC
-------------------------------------------------------------------------------------------
WAL                   10.39              4.46               3.13              2.34
Mod Durn               9.15              4.10               2.94              2.23
Principal          Oct03 - Jan20     Oct03 - Nov16      Oct03 - Aug13     Oct03 - Jun11
Window
-------------------------------------------------------------------------------------------

[TABLE CONTINUED]

Class M
-------
Prepay Speed         125% PPC          150% PPC           200% PPC
-----------------------------------------------------------------------
WAL                    1.61              1.27               0.89
Mod Durn               1.56              1.24               0.87
Principal          Oct03 - May08     Oct03 - Feb07      Oct03 - Feb06
Window
-----------------------------------------------------------------------



------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by the Underwriters. All information described above is preliminary, limited in nature and subject to completion or amendment. The Underwriters make no representations that the above referenced security will actually perform as described in any scenario presented. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy. Notwithstanding anything to the contrary contained in the Prospectus or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

HOUSEHOLD HOME EQUITY LOAN TRUST
Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-1
====================================================================================================================================


Schedule of Available Funds and Supplemental Interest Cap Rates (Cash Cap)(1)
----------------------------------------------------------------------------------------------
                                CLASS A                                       CLASS A
      PAYMENT DATE             AND M CAP            PAYMENT DATE             AND M CAP
----------------------------------------------------------------------------------------------
         Oct-03                       N/A              Jul-07                    30.89%
         Nov-03                     9.98%              Aug-07                    29.85%
         Dec-03                    10.31%              Sep-07                    29.86%
         Jan-04                     9.97%              Oct-07                    30.86%
         Feb-04                     9.97%              Nov-07                    29.88%
         Mar-04                    10.66%              Dec-07                    30.88%
         Apr-04                     9.97%              Jan-08                    29.90%
         May-04                    10.31%              Feb-08                    29.91%
         Jun-04                     9.97%              Mar-08                    31.99%
         Jul-04                    10.31%              Apr-08                    29.93%
         Aug-04                     9.97%              May-08                    30.94%
         Sep-04                     9.97%              Jun-08                    29.96%
         Oct-04                    10.30%              Jul-08                    30.97%
         Nov-04                     9.97%              Aug-08                    29.98%
         Dec-04                    10.30%              Sep-08                    29.99%
         Jan-05                     9.97%              Oct-08                    31.01%
         Feb-05                     9.97%              Nov-08                    30.02%
         Mar-05                    11.04%              Dec-08                    31.03%
         Apr-05                     9.97%              Jan-09                    30.04%
         May-05                    10.30%              Feb-09                    30.06%
         Jun-05                     9.97%              Mar-09                    33.29%
         Jul-05                    10.30%              Apr-09                     9.95%
         Aug-05                     9.97%              May-09                    10.28%
         Sep-05                     9.97%              Jun-09                     9.95%
         Oct-05                    10.30%              Jul-09                    10.28%
         Nov-05                     9.97%              Aug-09                     9.95%
         Dec-05                    10.30%              Sep-09                     9.95%
         Jan-06                     9.97%              Oct-09                    10.28%
         Feb-06                     9.97%              Nov-09                     9.95%
         Mar-06                    11.04%              Dec-09                    10.28%
         Apr-06                     9.97%              Jan-10                     9.95%
         May-06                    10.30%              Feb-10                     9.95%
         Jun-06                     9.97%              Mar-10                    11.01%
         Jul-06                    10.30%              Apr-10                     9.95%
         Aug-06                     9.97%              May-10                    10.28%
         Sep-06                     9.97%              Jun-10                     9.95%
         Oct-06                    16.79%              Jul-10                    10.28%
         Nov-06                    29.81%              Aug-10                     9.95%
         Dec-06                    30.82%              Sep-10                     9.94%
         Jan-07                    29.83%              Oct-10                    10.28%
         Feb-07                    29.84%              Nov-10                     9.94%
         Mar-07                    33.05%              Dec-10                    10.27%
         Apr-07                    29.86%              Jan-11                     9.94%
         May-07                    30.87%              Feb-11                     9.94%
         Jun-07                    29.88%              Mar-11                    11.01%

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
(1)   Run assuming base prepayment speed, no losses and 20% 1 month LIBOR rate.




------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by the Underwriters. All information described above is preliminary, limited in nature and subject to completion or amendment. The Underwriters make no representations that the above referenced security will actually perform as described in any scenario presented. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy. Notwithstanding anything to the contrary contained in the Prospectus or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

HOUSEHOLD HOME EQUITY LOAN TRUST
Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-1
==============================================================================

Settlement with States

Household International, Inc., the parent of HFC, announced on October 11, 2002 that it had reached a preliminary agreement with a multi-state working group of state attorneys general and regulatory agencies to effect a nationwide resolution of alleged violations of consumer protection, consumer lending and insurance laws and regulations in its retail branch consumer lending operations as conducted by HFC and its consolidated subsidiaries under the "HFC" and "Beneficial" brand names (the "Settlement Agreement") with respect to Covered Loans (as defined below). These subsidiaries include the sellers. The settlement became effective in December 2002 with all 50 states and the District of Columbia participating by entering consent decrees in accordance with the Settlement Agreement. The agreement covers HFC's retail branch-originated real estate secured loans originated from January 1, 1999 through September 30, 2002 (the "Covered Loans")

Pursuant to the Settlement Agreement HFC established a fund of $484,000,000 which was divided among the participating states, with each state receiving a proportionate share of the funds based upon the volume of the Covered Loans originated in the state. Each state will disburse funds to affected consumers according to formulas established by each state. Notice to potential consumer claimants is expected to be mailed in August 2003. Each consumer that elects to receive restitution under the Settlement Agreement will be required to release all civil claims against HFC and its affiliates relating to real estate lending practices. Each participating state agreed in its consent decree that the settlement resolves all current civil investigations and proceedings by participating attorneys general and state regulators relating to the lending practices at issue.

Under the Settlement Agreement, HFC will enhance consumer disclosures for its branch-originated real estate secured loans. Some of these enhanced disclosures are in use as of the date of these computational materials with others to be implemented in the second half of 2003. In accordance with the terms of the Settlement Agreement, in February 2003 HFC informed all affected borrowers in writing that no prepayment penalty would be charged with respect to a branch-originated real estate secured loan if 24 months or more had elapsed since the origination of such loan. Later in 2003, HFC will revise how borrower payments are applied on Simple Interest Home Equity Loans. Previously, payments were applied first to late charges, then to all current and past due interest accrued on the loan and then in succession to the extent of funds available, to fees and expenses, insurance premiums and reduction of the principal balance. As a result of the Settlement Agreement, in the event interest accrued in a prior collection period remains unpaid, payments on a borrower's account will generally be applied to the extent available, first, to late charges, second, to interest accrued since the last payment date, third, to current principal due, fourth, to any monthly insurance premiums, and fifth, to further reduce the outstanding principal balance. HFC will apply funds in payment of interest accrued and unpaid from prior collection periods only after funds are applied to pay all current accrued interest and all outstanding principal. In certain states, the payment allocation priority will differ with respect to late charges, monthly insurance premiums and other outstanding fees and charges. The allocation priority will differ if the amounts due on a prior payment date (other than interest) remain unpaid.

HFC recorded a charge in the third quarter of 2002 of $525 million (pre-tax) reflecting the costs of the Settlement Agreement and related matters.




------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by the Underwriters. All information described above is preliminary, limited in nature and subject to completion or amendment. The Underwriters make no representations that the above referenced security will actually perform as described in any scenario presented. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy. Notwithstanding anything to the contrary contained in the Prospectus or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

HOUSEHOLD HOME EQUITY LOAN TRUST
Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-1
==============================================================================


Delinquency and Loss Experience of the Master Servicer's Closed End Home Equity Loan Portfolio


The information presented below summarizes the delinquency and loss experience for all closed-end home equity loans originated by the United States consumer lending business of HFC, including loans purchased with servicing performed by HFC and its subsidiaries that were originated through a sourcing relationship, real estate acquired through foreclosures, and the retail operations of Beneficial Corporation, a subsidiary of HFC. The policies and practices described below are those of HFC's consumer lending business with respect to home equity loans.

HFC determines the delinquency status of a home equity loan on the basis of contractual delinquency, which is a method of determining delinquency status based on the status of payments due under the home equity loan. Payments made by a borrower must equal or exceed 95% of the scheduled payment due for a home equity loan to be considered contractually current. The delinquency status of a home equity loan may be affected by HFC's account management policies and practices for the collection of home equity loans in its consumer lending portfolio as described below. Under these policies and practices, HFC may treat a home equity loan as current based upon indicia or criteria that in its judgment evidence a probability of continued payment. These policies and procedures are designed to maintain and improve borrower relationships, to maximize collections and to avoid foreclosure if reasonably possible.

HFC's primary account management practice that resets the delinquency status of a home equity loan to contractually current is referred to as a restructure. Restructuring is used in situations where a delinquent borrower is in a position to resume making payments but may not have sufficient funds to pay all past due amounts. A restructure does not change the maturity date of the home equity loan but does require the borrower to pay all amounts due on or before the maturity date. "Hardship restructures" or "workout restructures" are situations in which the payment and/or interest rate may be modified on a temporary or permanent basis. HFC also enters into modifications. In conjunction with modifications, HFC may agree to change the borrower's interest rate and/or monthly payment amount and HFC will reset the contractual delinquency status to current.

The fact that restructure criteria may be met for a particular home equity loan does not require HFC to restructure that loan, and the extent to which HFC restructures home equity loans that are eligible under the criteria will vary depending upon its view of prevailing economic conditions and other factors that may change from time to time. HFC uses account restructuring in an effort to maximize collections and to maintain and improve borrower relationships, and accordingly, the application of this practice is subject to complexities, variations and changes from time to time. These policies and practices are continually under review and assessment to assure that they meet the goals outlined above, and consequently, HFC will modify or permit exceptions to these general policies and practices from time to time. In addition, exceptions to these policies and practices may be made in specific situations in response to legal or regulatory agreements or orders such as the Settlement Agreement. When comparing delinquency and loss experience in different periods, the fact that HFC's restructure policies and practices will change over time and that exceptions are made to those policies and practices, should be taken into account.

In the third quarter of 2003, HFC intends to implement certain changes to its restructure policies and practices that will generally apply to loans originated after January 1, 2003. Though HFC anticipates that the changes in these policies and practices may result in some short-term increase in delinquency that may lead to higher charge-offs, it does not expect that the changes will have a significant impact on its business model or on its

------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by the Underwriters. All information described above is preliminary, limited in nature and subject to completion or amendment. The Underwriters make no representations that the above referenced security will actually perform as described in any scenario presented. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy. Notwithstanding anything to the contrary contained in the Prospectus or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

HOUSEHOLD HOME EQUITY LOAN TRUST
Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-1
==============================================================================

results of operations as these changes will generally be phased in as new receivables are originated. These policies and practices to be effective for loans originated after January 1, 2003 are:

     o home equity loans may be restructured upon receipt of two qualifying payments within the 60 days preceding the restructure;
     o home equity loans will be limited to four restructures in a rolling 60 month period;
     o home equity loans will generally not be eligible for restructure until nine months after origination;
     o home equity loans whose borrowers have filed for Chapter 7 bankruptcy protection may be restructured upon receipt of a signed reaffirmation agreement;
     o home equity loans whose borrowers are subject to a Chapter 13 plan filed with a bankruptcy court generally may be restructured upon receipt of one qualifying payment;
     o except for bankruptcy reaffirmation and filed Chapter 13 plans, a home equity loan will generally not be restructured more than once in a 12 month period;
     o home equity loans in workout situations (involving a temporary or permanent adjustment to the payment and/or interest rate) may be restructured upon receipt of two qualifying payments;
     o borrowers who have been affected by a disaster may be allowed to skip a payment;
     o home equity loans whose borrowers agree to make payments by automatic withdrawal may generally be restructured upon receipt of one qualifying payment; and
     o home equity loans whose borrowers are on a work stoppage or strike may be restructured upon receipt of one qualifying payment or no payments.


Home equity loans originated prior to January 1, 2003 will generally be subject to restructure policies and practices that differ from those summarized above. The policies and practices applicable to those loans are summarized below:

     o home equity loans may be restructured upon receipt of two qualifying payments within 60 days; however, home equity loans whose borrowers are in workout, disaster or strike situations may be restructured upon receipt of one payment or no payments;
     o home equity loans whose borrowers have filed for Chapter 7 bankruptcy protection may be restructured upon receipt of a signed reaffirmation agreement;
     o home equity loans whose borrowers are subject to a Chapter 13 plan filed with a bankruptcy court generally may be restructured upon receipt of one qualifying payment;
     o except for bankruptcy reaffirmation and filed Chapter 13 plans, agreed automatic withdrawal or workout/disaster/strike situations, home equity loans are generally limited to one restructure every 12 months;
     o home equity loans generally are not eligible for restructure until six months after origination; and
     o home equity loans whose borrowers agree to make payments by automatic withdrawal may generally restructured with one qualifying payment.


In addition to restructuring home equity loans, in limited situations HFC may enter into a rewrite with a borrower. HFC enters into rewrites to manage borrower relationships, maximize collections and avoid foreclosure if reasonably possible. In a rewrite, a new home equity loan is written for a borrower whose home equity loan is delinquent. The new home equity loan will be treated as contractually current and will not be reflected in delinquency statistics.

HFC may also treat a home equity loan as current based upon indicia or criteria that in its judgment evidence continued payment probability.

------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by the Underwriters. All information described above is preliminary, limited in nature and subject to completion or amendment. The Underwriters make no representations that the above referenced security will actually perform as described in any scenario presented. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy. Notwithstanding anything to the contrary contained in the Prospectus or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

HOUSEHOLD HOME EQUITY LOAN TRUST
Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-1
==============================================================================

Delinquency and loss experience of home equity loans purchased from other lenders, including through correspondent and wholesale operations, are not included in the following tables. The tables also exclude information for HFC's revolving home equity loans. With respect to home equity loans, HFC's general policy is to initiate foreclosure on the mortgaged property only after the home equity loan is more than two months delinquent, any notices required by law have been sent to the borrower and the foreclosure is authorized by management. Foreclosure proceedings may be terminated if the delinquency is cured. However, under certain circumstances, HFC may elect not to commence foreclosure if (1) the borrower's default is due to special circumstances which are temporary and are not expected to last beyond a specified period (see related discussion above) or (2) there is no economic benefit from the pursuit of foreclosure taking into account the expected costs of foreclosure and property restoration and management. HFC's policy with respect to charged-off amounts is to generally recognize losses on past due accounts when HFC takes title to the property in foreclosure proceedings or a settlement with the borrower is reached. The data presented in the following tables are for illustrative purposes only, and there is no assurance that the delinquency and loss experience of the home equity loans will be similar to that described below.


------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by the Underwriters. All information described above is preliminary, limited in nature and subject to completion or amendment. The Underwriters make no representations that the above referenced security will actually perform as described in any scenario presented. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy. Notwithstanding anything to the contrary contained in the Prospectus or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

HOUSEHOLD HOME EQUITY LOAN TRUST
Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-1
====================================================================================================================================


Delinquency and Loss Experience of the Master Servicer's Closed End Home Equity Loan Portfolio

Consumer Lending Closed-End Home Equity Loan Delinquency Experience

                                                At June 30                              At December 31,
                                         ----------------------     ---------------------------------------------------
                                                   2003                      2002                       2001
                                                   ----                      ----                       ----


Number of home equity loans managed                    281,927                   285,654                    255,118

Aggregate principal balance of home
equity loans managed                      $     23,898,625,842       $    23,095,352,687       $     19,327,020,694


Contractually delinquent principal
balances of the home equity loans
managed

One payment past due                      $        878,281,561       $       751,973,652       $        551,652,745

Two payments past due                     $        186,314,499       $       168,040,461       $         86,227,538

Three or more payments past due           $        807,233,970       $       666,674,276       $        433,046,224

Principal balance of home equity
loans managed three or more payments
past due as a percentage of the
aggregate principal balance of the
home equity loans managed                                3.38%                     2.89%                      2.24%
---------------------------------------------------------------     ---------------------------------------------------


[TABLE CONTINUED]

                                                               At December 31,
                                         -----------------------------------------------------
                                                     2000                          1999
                                                     ----                          ----


Number of home equity loans managed                       207,828                    151,564

Aggregate principal balance of home
equity loans managed                        $      13,520,396,079       $      9,030,156,919


Contractually delinquent principal
balances of the home equity loans
managed

One payment past due                        $         422,286,344       $        425,152,949

Two payments past due                       $          50,625,989       $         40,666,317

Three or more payments past due             $         294,647,865       $        219,412,482

Principal balance of home equity
loans managed three or more payments
past due as a percentage of the
aggregate principal balance of the
home equity loans managed                                   2.18%                      2.43%
----------------------------------------------------------------------------------------------


In the foregoing table, "home equity loans managed" includes home equity loans owned and serviced with limited recourse and "contractually delinquent principal balances of the home equity loans managed" includes REO Home Equity Loans.

Consumer Lending Closed-End Home Equity Loan Loss Experience


                                                At or For the
                                                 Period Ended
                                                    June 30,               At or For the Period Ended December 31,
                                             ---------------------    -----------------------------------------------
                                                      2003                    2002                    2001
                                                      ----                    ----                    ----


Number of home equity loans managed                       281,927                 285,654                 255,118

Average principal balance of home equity
loans
managed                                       $    23,393,404,059      $   21,906,970,326      $   16,299,225,561

Gross charge-offs                             $       124,616,885      $      164,485,887      $       81,677,475

REO expense                                   $        35,993,123      $       49,507,984      $       39,026,156

Ratio of gross charge-offs to average
balance (Note)                                              1.07%                   0.75%                   0.50%

Ratio of gross charge-offs and REO expense
to average balance*                                         1.37%                   0.98%                   0.74%
------------------------------------------------------------------    -----------------------------------------------

[TABLE CONTINUED]

                                                At or For the Period Ended December 31,
                                             ----------------------------------------------
                                                      2000                   1999
                                                      ----                   ----


Number of home equity loans managed                       207,828                 151,564

Average principal balance of home equity
loans
managed                                       $    11,227,917,100      $    7,308,311,310

Gross charge-offs                             $        67,740,620      $       49,140,624

REO expense                                   $        32,757,512      $       27,322,858

Ratio of gross charge-offs to average
balance (Note)                                              0.60%                    0.67%

Ratio of gross charge-offs and REO expense
to average balance*                                         0.90%                   1.05%
-------------------------------------------------------------------------------------------
*Note:     The Six Months Ended June 30. 2003 ratio has been annualized


In the foregoing table, "home equity loans managed" includes home equity loans owned and serviced with limited recourse, and "average principal balance of home equity loans managed" is the average of the monthly average principal balances. "Gross charge-offs" is the loss recognized (a) upon settlement with the borrower for less than the entire amount due, and (b) upon writedown to the net realizable value of a property when HFC or a subsidiary acquires title to the property. Expenses incurred in foreclosing upon, maintaining or selling the property, additional losses taken upon decline of the property's net value or any loss on sale of the underlying property are reflected separately above as "REO expense."



------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by the Underwriters. All information described above is preliminary, limited in nature and subject to completion or amendment. The Underwriters make no representations that the above referenced security will actually perform as described in any scenario presented. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy. Notwithstanding anything to the contrary contained in the Prospectus or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

HOUSEHOLD HOME EQUITY LOAN TRUST
Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-1
====================================================================================================================================

DESCRIPTION OF THE STATISTICAL CUT-OFF DATE COLLATERAL

Summary                                                                             Total             Minimum              Maximum
                                                                                    -----             -------              -------
-----------------------------------------------------------------------------------------------------------------------------------


Statistical Cut-Off Date Mortgage Loan Principal Balance                  $762,277,407.37
Number of Loans                                                                     8,051
Average Original Loan Balance                                                  $98,850.00
Average Statistical Cut-Off Loan Balance                                       $94,681.08           $5,151.39          $501,537.06
Weighted Average Original Combined LTV                                            100.12%               6.46%              115.00%
Weighted Average Gross Coupon                                                     10.808%              7.000%              17.240%
Weighted Average Remaining Term to Maturity (months)                                  290                  10                  349
Weighted Average FICO Credit Score(1)                                                 623
-----------------------------------------------------------------------------------------------------------------------------------

(1) Weighted average borrower FICO score for borrowers with a FICO Credit Score.



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Percent of Statistical
                                                                                                           Cut-Off Date
                                                         Range                                          Principal Balance
                                                         -----                                          -----------------
Product Type                                             Fixed Rate                                            100.00%

Fully Amortizing Mortgage Loans                                                                                100.00%

Lien                                                     First                                                  94.20%
                                                         Second                                                  5.80%

Property Type                                            Single Family                                          98.59%
                                                         Two-to-Four Family                                      1.16%
                                                         Planned Unit Development                                0.25%

Occupancy Status                                         Primary Residence                                      99.42%
                                                         Investor Property                                       0.58%

Geographic Distribution                                  California                                             15.66%
                                                         New York                                                8.72%
                                                         Pennsylvania                                            8.05%
                                                         Florida                                                 6.70%
                                                         Ohio                                                    5.33%

Number of States                                                                                                   44

Loans with Prepayment Penalties                                                                                 86.73%

----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by the Underwriters. All information described above is preliminary, limited in nature and subject to completion or amendment. The Underwriters make no representations that the above referenced security will actually perform as described in any scenario presented. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy. Notwithstanding anything to the contrary contained in the Prospectus or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

HOUSEHOLD HOME EQUITY LOAN TRUST
Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-1
====================================================================================================================================


Original Principal Balances of the Home Equity Loans
-----------------------------------------------------------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCES            NUMBER OF                    AGGREGATE              % OF HOME EQUITY LOANS BY AGGREGATE
OF THE HOME EQUITY LOANS           HOME EQUITY LOANS            PRINCIPAL BALANCE                   PRINCIPAL BALANCE
-----------------------------------------------------------------------------------------------------------------------------------


Up to $50,000.00                          1,451                    $53,052,587.15                          6.96%
50,000.01 - 100,000.00                    3,509                    243,959,983.00                         32.00
100,000.01 - 150,000.00                   1,794                    212,401,976.41                         27.86
150,000.01 - 200,000.00                     823                    135,796,994.20                         17.81
200,000.01 - 250,000.00                     284                     61,298,014.88                          8.04
250,000.01 - 300,000.00                     116                     31,108,018.57                          4.08
300,000.01 and above                         74                     24,659,833.16                          3.24
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                    8,051                   $762,277,407.37                        100.00%
-----------------------------------------------------------------------------------------------------------------------------------

   Minimum Original Principal Balance:                                 $30,000.30
   Maximum Original Principal Balance:                                $505,211.89
   Average Original Principal Balance:                                 $98,850.00


Current Principal Balances of the Home Equity Loans
-----------------------------------------------------------------------------------------------------------------------------------
CURRENT PRINCIPAL BALANCES             NUMBER OF                    AGGREGATE              % OF HOME EQUITY LOANS BY AGGREGATE
OF THE HOME EQUITY LOANS           HOME EQUITY LOANS            PRINCIPAL BALANCE                   PRINCIPAL BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
Up to $50,000.00                          1,727                    $64,959,945.74                          8.52%
50,000.01 - 100,000.00                    3,410                    248,224,942.66                         32.56
100,000.01 - 150,000.00                   1,739                    213,400,169.11                         28.00
150,000.01 - 200,000.00                     736                    125,198,395.64                         16.42
200,000.01 - 250,000.00                     265                     58,666,985.92                          7.70
250,000.01 - 300,000.00                     108                     29,528,026.90                          3.87
300,000.01 and above                         66                     22,298,941.40                          2.93
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                    8,051                   $762,277,407.37                        100.00%
-----------------------------------------------------------------------------------------------------------------------------------

   Minimum Current Principal Balance:                                   $5,151.39
   Maximum Current Principal Balance:                                 $501,537.06
   Average Current Principal Balance:                                  $94,681.08




------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by the Underwriters. All information described above is preliminary, limited in nature and subject to completion or amendment. The Underwriters make no representations that the above referenced security will actually perform as described in any scenario presented. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy. Notwithstanding anything to the contrary contained in the Prospectus or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

HOUSEHOLD HOME EQUITY LOAN TRUST
Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-1
====================================================================================================================================

Interest Rates of the Home Equity Loans
-----------------------------------------------------------------------------------------------------------------------------------
                                       NUMBER OF                    AGGREGATE              % OF HOME EQUITY LOANS BY AGGREGATE
INTEREST RATE (%)                  HOME EQUITY LOANS            PRINCIPAL BALANCE                   PRINCIPAL BALANCE
-----------------------------------------------------------------------------------------------------------------------------------


7.000 - 7.999                                42                     $5,938,069.08                          0.78%
8.000 - 8.999                               232                     28,670,551.27                          3.76
9.000 - 9.999                             1,145                    145,402,934.83                         19.07
10.000 - 10.999                           3,123                    328,571,562.26                         43.10
11.000 - 11.999                           1,947                    156,593,463.51                         20.54
12.000 - 12.999                             877                     60,656,677.86                          7.96
13.000 - 13.999                             423                     23,713,289.10                          3.11
14.000 - 14.999                             217                     10,828,990.71                          1.42
15.000 - 15.999                              43                      1,791,831.32                          0.24
16.000 - 16.999                               1                         21,867.43                          0.00
17.000 - 17.999                               1                         88,170.00                          0.01
-----------------------------------------------------------------------------------------------------------------------------------
Total                                     8,051                   $762,277,407.37                        100.00%
-----------------------------------------------------------------------------------------------------------------------------------

   Minimum Coupon Rate:                                                     7.000%
   Maximum Coupon Rate:                                                    17.240%
   Weighted Average Coupon Rate:                                           10.808%


Original Combined LTV Ratios of the Home Equity Loans
-----------------------------------------------------------------------------------------------------------------------------------
                                       NUMBER OF                    AGGREGATE              % OF HOME EQUITY LOANS BY AGGREGATE
ORIGINAL COMBINED LTV RATIO(%)     HOME EQUITY LOANS            PRINCIPAL BALANCE                   PRINCIPAL BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
0.00 - 30.00                                 37                     $1,496,903.66                          0.20%
30.01 - 40.00                                65                      3,164,787.25                          0.42
40.01 - 50.00                               102                      5,321,982.13                          0.70
50.01 - 60.00                               172                      9,511,709.73                          1.25
60.01 - 70.00                               244                     15,947,282.11                          2.09
70.01 - 80.00                               602                     37,104,816.74                          4.87
80.01 - 90.00                               737                     58,170,696.04                          7.63
90.01 - 100.00                            1,321                    120,648,839.36                         15.83
100.01 - 110.00                           3,680                    390,920,874.35                         51.28
110.01 - 115.00                           1,091                    119,989,516.00                         15.74
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                    8,051                   $762,277,407.37                        100.00%
-----------------------------------------------------------------------------------------------------------------------------------

   Minimum CLTV:                                                             6.46%
   Maximum CLTV:                                                           115.00%
   Weighted Average CLTV:                                                  100.12%





------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by the Underwriters. All information described above is preliminary, limited in nature and subject to completion or amendment. The Underwriters make no representations that the above referenced security will actually perform as described in any scenario presented. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy. Notwithstanding anything to the contrary contained in the Prospectus or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

HOUSEHOLD HOME EQUITY LOAN TRUST
Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-1
====================================================================================================================================


Geographic Distribution of Properties of the Home Equity Loans
 ----------------------------------------------------------------------------------------------------------------------------------
                              NUMBER OF HOME                      AGGREGATE                 % OF HOME EQUITY LOANS BY AGGREGATE
  STATE                        EQUITY LOANS                   PRINCIPAL BALANCE                      PRINCIPAL BALANCE
 ----------------------------------------------------------------------------------------------------------------------------------


 Alabama                            98                            $6,360,786.48                           0.83%
 Arizona                           125                            14,061,535.12                           1.84
 California                        869                           119,388,856.91                          15.66
 Colorado                          110                            16,754,779.39                           2.20
 Connecticut                       101                            11,452,447.64                           1.50
 Delaware                           71                             6,844,323.77                           0.90
 Florida                           554                            51,047,059.72                           6.70
 Georgia                           180                            15,720,486.39                           2.06
 Hawaii                             20                             3,293,513.38                           0.43
 Idaho                              66                             6,838,830.49                           0.90
 Illinois                          122                             8,527,869.24                           1.12
 Indiana                           107                             9,975,913.60                           1.31
 Iowa                               34                             2,118,263.71                           0.28
 Kansas                            117                             8,848,594.32                           1.16
 Kentucky                           98                             8,420,219.41                           1.10
 Louisiana                          87                             6,631,663.30                           0.87
 Maine                              18                             1,674,449.36                           0.22
 Maryland                          266                            29,148,868.58                           3.82
 Massachusetts                     127                            11,768,929.38                           1.54
 Michigan                          287                            24,844,102.94                           3.26
 Missouri                          303                            24,264,373.24                           3.18
 Montana                            35                             3,654,188.20                           0.48
 Nebraska                           57                             4,794,758.14                           0.63
 Nevada                             68                             9,605,135.85                           1.26
 New Hampshire                      42                             4,805,012.95                           0.63
 New Jersey                        200                            24,198,973.53                           3.17
 New Mexico                         63                             6,038,900.73                           0.79
 New York                          800                            66,485,511.99                           8.72
 North Carolina                    247                            18,896,984.42                           2.48
 Ohio                              489                            40,612,805.79                           5.33
 Oklahoma                          148                            11,161,181.41                           1.46
 Oregon                            127                            15,562,138.65                           2.04
 Pennsylvania                      744                            61,371,426.42                           8.05
 Rhode Island                       13                             1,793,016.35                           0.24
 South Carolina                    161                            13,580,883.63                           1.78
 South Dakota                       20                             1,921,813.11                           0.25
 Tennessee                         149                            13,319,854.97                           1.75
 Texas                             303                            14,718,324.71                           1.93
 Utah                               74                             8,978,878.55                           1.18
 Vermont                             2                               305,181.66                           0.04
 Virginia                          401                            39,628,329.84                           5.20
 West Virginia                      38                             2,710,235.26                           0.36
 Wisconsin                          89                             8,123,084.13                           1.07
 Wyoming                            21                             2,024,920.71                           0.27
----------------------------------------------------------------------------------------------------------------------------------
 Total:                          8,051                          $762,277,407.37                         100.00%
 ----------------------------------------------------------------------------------------------------------------------------------
The properties are located in a total of 44 states.




------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by the Underwriters. All information described above is preliminary, limited in nature and subject to completion or amendment. The Underwriters make no representations that the above referenced security will actually perform as described in any scenario presented. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy. Notwithstanding anything to the contrary contained in the Prospectus or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

HOUSEHOLD HOME EQUITY LOAN TRUST
Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-1
====================================================================================================================================


Occupancy Type of the Home Equity Loans
----------------------------------------------------------------------------------------------------------------------------------
                                                                                            % OF HOME EQUITY LOANS BY AGGREGATE
OCCUPANCY TYPE                 NUMBER OF HOME EQUITY LOANS  AGGREGATE PRINCIPAL BALANCE              PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------------------------


Primary Residence                          8,003                   $757,821,274.28                         99.42%
Investor Property                             47                      4,434,892.61                          0.58
Second / Vacation Home                         1                         21,240.48                          0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                                     8,051                   $762,277,407.37                        100.00%
----------------------------------------------------------------------------------------------------------------------------------


Lien Priority of the Home Equity Loans
----------------------------------------------------------------------------------------------------------------------------------
                                                                                           % OF HOME EQUITY LOANS BY AGGREGATE
LIEN PRIORITY                  NUMBER OF HOME EQUITY LOANS  AGGREGATE PRINCIPAL BALANCE              PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------------------------
First Lien                                7,236                   $718,099,464.04                         94.20%
Second Lien                                 815                     44,177,943.33                          5.80
----------------------------------------------------------------------------------------------------------------------------------
Total:                                    8,051                   $762,277,407.37                        100.00%
----------------------------------------------------------------------------------------------------------------------------------


Remaining Term to Maturity of the Home Equity Loans
----------------------------------------------------------------------------------------------------------------------------------
REMAINING TERM TO                                                                          % OF HOME EQUITY LOANS BY AGGREGATE
MATURITY (MONTHS)              NUMBER OF HOME EQUITY LOANS  AGGREGATE PRINCIPAL BALANCE              PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------------------------
10 - 60                                      94                     $2,887,328.02                          0.38%
61 - 120                                    548                     27,151,670.35                          3.56
121 - 180                                 1,286                     81,699,029.49                         10.72
181 - 240                                 1,070                     83,131,007.30                         10.91
241 - 300                                   456                     38,380,023.38                          5.03
301 - 360                                 4,597                    529,028,348.83                         69.40
----------------------------------------------------------------------------------------------------------------------------------
Total:                                    8,051                   $762,277,407.37                        100.00%
----------------------------------------------------------------------------------------------------------------------------------

   Minimum Remaining Term:                                              10 Months
   Maximum Remaining Term:                                             349 Months
   Weighted Average Remaining Term:                                    290 Months

Year of Origination of the Home Equity Loans
----------------------------------------------------------------------------------------------------------------------------------
                                                                                           % OF HOME EQUITY LOANS BY AGGREGATE
YEAR OF ORIGINATION            NUMBER OF HOME EQUITY LOANS  AGGREGATE PRINCIPAL BALANCE              PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------------------------
1995 and before                              27                       $958,912.02                          0.13%
1996                                         79                      4,248,410.38                          0.56
1997                                        216                     11,586,335.17                          1.52
1998                                        543                     35,538,852.19                          4.66
1999                                        577                     49,420,198.30                          6.48
2000                                      1,122                     89,055,293.74                         11.68
2001                                      3,290                    358,570,233.89                         47.04
2002                                      2,197                    212,899,171.68                         27.93
----------------------------------------------------------------------------------------------------------------------------------
Total                                     8,051                   $762,277,407.37                        100.00%
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by the Underwriters. All information described above is preliminary, limited in nature and subject to completion or amendment. The Underwriters make no representations that the above referenced security will actually perform as described in any scenario presented. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy. Notwithstanding anything to the contrary contained in the Prospectus or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

HOUSEHOLD HOME EQUITY LOAN TRUST
Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-1
====================================================================================================================================


FICO Score of the Home Equity Loans (1) (2)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                           % OF HOME EQUITY LOANS BY AGGREGATE
FICO CREDIT SCORE              NUMBER OF HOME EQUITY LOANS  AGGREGATE PRINCIPAL BALANCE              PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------------------------
NA                                          683                    $47,343,469.67                          6.21%
442 - 449                                     1                        287,024.95                          0.04
450 - 500                                    56                      5,772,738.73                          0.76
501 - 540                                   417                     38,681,831.51                          5.07
541 - 580                                 1,157                    109,493,235.91                         14.36
581 - 620                                 1,776                    177,057,417.69                         23.23
621 - 660                                 2,139                    211,939,497.00                         27.80
661 - 700                                 1,258                    119,243,169.95                         15.64
701 - 804                                   564                     52,459,021.96                          6.88
----------------------------------------------------------------------------------------------------------------------------------
Total:                                    8,051                   $762,277,407.37                        100.00%
----------------------------------------------------------------------------------------------------------------------------------



   Weighted Average FICO Score(3):                       623

(1) "FICO Credit Scores" are obtained by many mortgage lenders in connection with mortgage loan applications to help assess a borrower's credit-worthiness. FICO Credit Scores are generated by models developed by a third party that analyze data on consumers to establish patterns that are believed to be indicative of the borrower's probability of default. The FICO Credit Score is based on a borrower's historical credit data, including, among other things, payments history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. FICO Credit Scores range from approximately 250 to approximately 900, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a FICO Credit Score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., that a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. In addition, FICO Credit Scores were developed to indicate a level of default probability over a two-year period that does not correspond to the life of a mortgage loan. Furthermore, FICO Credit Scores were not developed especially for use in connection with mortgage loans, but for consumer loans in general. Therefore, a FICO Credit Score does not take into consideration the effect of mortgage loan characteristics (which may differ from consumer loan characteristics) on the probability of repayment by the borrower. We cannot assure you that a FICO Credit Score will be an accurate predictor of the likely risk or quality of the related mortgage loan.

(2) The FICO Credit Scores presented represent the scores entered into the first borrower's field in HFC's or its subsidiary's electronic records at the time of application. These scores may be the higher or the lower of the FICO Credit Scores for co-borrowers of a mortgage loan and may not be the score assigned to the primary obligor on the loan. Household does not use FICO Credit Scores as a primary basis of its credit decisions but evaluates credit-worthiness based upon a proprietary internal credit-scoring model.

(3)  Weighted average FICO Score excluding loans without a FICO credit score.




------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by the Underwriters. All information described above is preliminary, limited in nature and subject to completion or amendment. The Underwriters make no representations that the above referenced security will actually perform as described in any scenario presented. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy. Notwithstanding anything to the contrary contained in the Prospectus or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

HOUSEHOLD HOME EQUITY LOAN TRUST
Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-1
====================================================================================================================================


For Additional Information

----------------------------------------------------------------------------------------------------------------------------------
                                                     Credit Suisse First Boston
----------------------------------------------------------------------------------------------------------------------------------

ASSET FINANCE                                                            ABS SYNDICATE & TRADING
-------------                                                            -----------------------

Brendan Keane                            212-325-6459                    Tricia Hazelwood                              212-325-8549
John Herbert                             212-325-2412                    Jim Regan                                     212-325-2747
Kenny Rosenberg                          212-325-3587                    Melissa Simmons                               212-325-8549
Brian Culang                             212-325-0783                    Jim Drvostep                                  212-325-8549

STRUCTURING AND COLLATERAL ANALYTICS
------------------------------------
Obi Nwokorie                             212-325-3106                    David Steinberg                               212-325-2774
Joshua Powell                            212-325-0616

----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                       Rating Agency Contacts
----------------------------------------------------------------------------------------------------------------------------------

Moody's
-------
Bruce Fabrikant                          212-553-3609
Pooja Bharwani                           212-553-7135

Fitch
-----
Jamie Moy                                212-908-0862

Standard & Poor's
-----------------
Becky Cao                                212-438-2595
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by the Underwriters. All information described above is preliminary, limited in nature and subject to completion or amendment. The Underwriters make no representations that the above referenced security will actually perform as described in any scenario presented. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy. Notwithstanding anything to the contrary contained in the Prospectus or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.